                                                                   EXHIBIT 10.20

                               LICENSE AGREEMENT

   THIS LICENSE AGREEMENT ("AGREEMENT") is entered as of December 16, 1996
                            ---------
between VeriSign, Inc., a Delaware corporation ("VSI"), having a principal
                                                 ---
mailing address at 2593 Coast Avenue, Mountain View, California 94043, and VeriSign Japan KK, a corporation incorporated under the laws of Japan ("VSJ"),
                                                                        ---
having a principal mailing address of 5-11-5 Minami-Aoyama, Minato-ku, Tokyo 107, Japan.

   WHEREAS, the parties acknowledge the existence of an oral agreement for the license made by and between VSI and VSJ before the date hereof, and

   WHEREAS, both VSI and VSJ are desirous of drawing up this written agreement which clarifies matters dealt with in, and replaces in its entirety, the oral agreement between VSI and VSJ,

  VSI and VSJ agree as follows:

1.   DEFINITIONS
     -----------

     Capitalized terms when used in this Agreement shall have the meanings shown in Exhibit "A" hereto.

2.   GRANT OF LIMITED LICENSES AND DISTRIBUTION RIGHTS
     -------------------------------------------------

     2.1  OBJECT CODE LICENSE.  VSI hereby grants VSJ a non-transferable
          -------------------
(except as provided in Section 9.2), license exclusive in the Territory during the term specified in Section 8 to:

          2.1.1 Incorporate the Root Keys and VSI Object Code into VSJ Products to create Bundled Products.

          2.1.2 Adapt, enhance, improve or modify the VSI Software in order to create VSJ Modifications.

          2.1.3 Reproduce and have reproduced the Root Keys, the VSI Object Code, the VSJ Modifications and Translated Versions incorporated in Bundled Products, and VSI Object Code separately from a Bundled Product, and the User Manual as reasonably needed for inactive backup or archival purposes.

          2.1.4 Reproduce, have reproduced, and sublicense or otherwise distribute the Root Keys, the VSI Object Code, the VSJ Modifications and Translated Versions incorporated in Bundled Products, and VSI Object Code separately from a Bundled Product, and User Manuals.

          2.1.5 Translate, or contract for translation of, the User Manual and the CPS into the Japanese language to create a Translated Version.
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VeriSign, Inc.
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          2.1.6   Use, copy, modify, and create derivative works of, the CPS solely for use in creating Protocols for use by VSJ in providing Private Label Certificate System services to VSJ's customers.

          2.1.7 Use the CPS policies and procedures to provide Public Certificate services to VSJ's customers.

     2.2  LIMITATIONS ON LICENSES.  The licenses granted in Section 2.1 shall
          -----------------------
be limited as follows:

          2.2.1 Portions of the VSI Object Code which have been licensed to VSI by third parties may be incorporated into VSJ Products only to the extent permitted by VSI's licenses with such third parties.

          2.2.2 VSJ may not reverse engineer, decompile or disassemble the VSI Object Code or any part thereof.

          2.2.3 Sublicenses of the VSI Object Code and Bundled Products, including Translated Versions, shall be granted only to (i) Distributors and
(ii) End User Customers. Sublicenses shall prohibit Distributors and End Users Customers from making any modification to any part of the VSI Object Code or any Bundled Product, including Translated Versions.

          2.2.4 VSJ may sublicense the VSI Object Code and Bundled Products, including Translated Versions, only to customers whose business is primarily located in the Territory for use in the Territory and for use outside the Territory only to the extent such use is ancillary to its business in the Territory.

          2.2.5 VSJ may not make modifications of any kind to the Root Keys, and shall prohibit Distributors and End User Customers from making any modification to the Root Keys.

          2.2.6 VSJ may not in any way sell, rent, license, sublicense or otherwise distribute the Root Keys or any part thereof or the right to use the Root Keys or any part thereof as a stand-alone product to any person or entity.

          2.2.7   VSI shall publish the Certification Practice Statement ("CPS")
                                                                           ---
on the Internet at http://www.verisign.com. The CPS is incorporated into this Agreement by reference. VSI may modify or amend the CPS incorporated into the terms of this Agreement, effective upon publication on the Internet. No change to the CPS made by VSI will cause any change to the fees specified in Section 3 of this Agreement. VSJ shall be entitled to create a Translated Version of the CPS which is localized for the laws and practices of Japan (a "LOCALIZED CPS")
                                                               -------------
provided that VSJ shall obtain VSI's prior written consent prior to making any change or modification to the Localized CPS which deviates from the CPS for the purpose of conforming the CPS to the laws and practices of Japan. The exercise of the rights granted to VSJ pursuant to this Section 2 shall at all times conform to the Localized CPS. Each Certificate issued will contain information tying the Certificate to the version of the Localized CPS in
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VeriSign, Inc.
License Agreement
Page 3

effect at the time of issuance of the Certificate. VSJ shall promptly modify or amend the Localized CPS to reflect any modification or amendment to the CPS made by VSI and shall obtain VSI's written consent prior to publication of such modification or amendment for any deviation of the modification or amendment to the Localized CPS from the corresponding modification or amendment to the CPS.

          2.2.8 VSJ may not copy or reproduce the Licensed Products or any part, version or form thereof, except as expressly permitted in Section 2.1.

          2.2.9 VSI expressly reserves the right to enter into OEM license agreements for the Licensed Products with customers who have business operations on a worldwide scale, including in the Territory, provided the business of such customers is primarily located outside the Territory.

     2.3  TRADEMARK LICENSE.  VSI hereby grants VSJ and its Distributors a
          -----------------
license exclusive in the Territory during the term specified in Section 8 to use the name and mark "VeriSign" and its Japanese transliteration (collectively the "TRADEMARK") as part of the VSJ's trade name and in conjunction with the VSJ's
 ---------
marketing of the Products in the Territory. The Trademark is and will remain the exclusive property of VSI whether or not specifically recognized or registered under applicable law. VSI shall be responsible for ensuring that the Trademark is and continues to be validly registered in Japan in the name of VSI during the term of this Agreement, and VSI shall pay all costs and expenses associated with the application for and maintenance of such registration. VSJ will not take any action that jeopardizes the proprietary rights in, or acquire any right to, the Trademark of VSI except for the limited use rights granted in this Section 2.3. VSJ will not register, directly or indirectly, any trademark, service mark, trade name, company name or other proprietary or commercial right which is identical or confusingly similar to the Trademark. All advertisements and promotional materials will (i) clearly identify VSI as the owner of the Trademark, (ii) conform to VSI's then-current trademark usage guidelines and
(iii) otherwise comply with any applicable local notice or marking requirements. Before publishing or disseminating any advertisement or promotional materials bearing the Trademark, VSJ will deliver a copy of the advertisement or promotional materials to VSI for approval. If VSI gives notice that the proposed use of its Trademark is inappropriate, VSJ will refrain from placing the advertisement or promotional material in circulation until such time as it has received VSI's approval. Products resold and sublicensed by a Distributor shall bear VSI's trademarks and service marks and shall not be privately labeled by such Distributor or other parties. VSJ shall cause Distributors to comply with the requirements of this Section 2.3.

     2.4  TITLE.
          -----

          2.4.1 Except for the limited licenses granted in Sections 2.1 and 2.3, VSI shall at all times retain full and exclusive right, title and ownership interest in and to the Root Keys, VSI Software, and User Manual and in any and all related patents, trademarks, copyrights or proprietary or trade secret rights. All references to sales, purchases and similar terms are not to be construed as transferring any rights in the VSI Software or the User Manual.
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VeriSign, Inc.
License Agreement
Page 4


          2.4.2 VSJ hereby assigns and transfers exclusively to VSI, its successors and assigns, all Intellectual Property Rights VSJ may now or hereafter have in a Translated Version and a VSJ Modification, and all portions and copies thereof in any form, to the full extent permitted under applicable law as set forth in Exhibit "E".

     2.5  DISTRIBUTION RIGHTS.  VSI hereby grants VSJ a royalty-free right to
          -------------------
distribute the Hardware in the Territory, subject, however, to the rights of BBN Communications, a division of Bolt Beranek and Newman, Inc. and affiliated entities ("BBN"), as set forth in the Source Code Software License Agreement
           ---
between BBN Communications and RSA Data Security, Inc. ("RSA") dated October 5,
                                                         ---
1992, the Value-Added Reseller Agreement between BBN Communications and RSA dated October 7, 1992 and the Software License Agreement between BBN Systems and Technologies and RSA dated September 22, 1994. To the extent possible, VSI will pass through to VSJ any warranties on the Hardware received from BBN or any other supplier of the Hardware.

     2.6  MODIFICATIONS OF VSI SOFTWARE.  VSI agrees to cooperate with VSJ in
          -----------------------------
preparing modifications of VSI Software to meet local needs of VSJ. VSI will use reasonable efforts to accommodate any VSJ request for modification of VSI software to meet VSJ local needs. VSJ requests for modification of VSI Software to meet VSJ local needs shall not be based on particular requirements of a single customer of VSJ but rather on more general requirements of the market in the Territory. VSJ may, upon reasonable written notice and for the purpose of assisting in development of modifications to the VSI Software to meet VSJ's local needs, provide a reasonable number of technical personnel to participate in development of such modifications, but VSI shall have the right to determine in its sole discretion the number of VSJ personnel accepted to participate in a development of a particular modification. Upon receiving a written request from VSJ for such modifications, which request shall not be unreasonably refused, VSI will provide within ninety (90) days, a schedule detailing the time frame within which time the request will be fulfilled. Should the request be refused, VSI shall provide written notification of the refusal to VSJ within forty-five (45) days detailing the reasons for rejecting the request and giving details of such modifications as are necessary to make the request acceptable. To the extent VSJ personnel are provided pursuant to this section, such personnel shall be provided solely at VSJ's cost, and, upon request, VSJ shall provide evidence of satisfaction of all state and federal employment and immigration laws and worker compensation requirements in connection with such personnel. VSJ may request VSI's assistance in obtaining such evidence. Such personnel shall execute confidentiality agreements as VSI shall reasonably request and shall agree to abide by all reasonable VSI visitor regulations. VSJ understands that VSI operates a secure facility and that there are portions of such facility that VSJ's personnel will not be permitted to enter. In the event that VSI determines that any of VSJ's personnel has, without legitimate excuse, breached a VSI visitor regulation, VSI shall advise VSJ of such breach, and VSJ shall immediately cause such person to be removed from VSI's facility, and may provide a replacement. In the event that VSI decides, in its sole discretion, to implement any modifications to VSI Software which result from participation of VSJ personnel in development into the VSI Software for use outside the Territory, VSI will negotiate in good faith with VSJ with respect to bearing an appropriate portion of the cost of such VSJ personnel participation.
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VeriSign, Inc.
License Agreement
Page 5


     2.7  CROSS LICENSE.  VSJ and VSI shall conduct semi-annual reviews of the
          -------------
software and technology possessed or used by VSJ for the purpose of determining whether such software and technology should be the proprietary property of VSI or VSJ. VSI shall have sole authority to determine ownership. VSI and VSJ agree to enter into a cross-license agreement whereby (i) VSI agrees to license to VSJ for use and sublicense in the Territory improvements to the VSI Software developed by VSI and not otherwise licensed to VSJ hereunder and additional software created by VSI, both only so long as VSI's ownership of the outstanding shares of VSJ's capital stock (calculated on a fully-diluted basis after giving effect to the exercise of all options, warrants or other rights to purchase shares of VSJ capital stock and the conversion of all securities convertible into shares of VSJ's capital stock) exceeds fifty percent (50%) and (ii) VSJ agrees to license to VSI for use and sublicense outside of the Territory all additional software products created by VSJ. The parties agree to negotiate appropriate terms, including royalty rates, and the cross-licenses will be on commercial terms similar to the terms of this Agreement, provided, however, that the license from VSJ to VSI shall be non-exclusive.

     2.8  ASSIGNMENT.  VSI hereby assigns to VSJ all of its right, title and
          ----------
interest in the contract entitled "RSA Commercial Hierarchy Certifier Agreement" executed between RSA Data Security, Inc. ("RSA") and NTT Electronics dated January 10, 1995, which was assigned by RSA to VSI by written assignment dated April 17, 1995. VSJ hereby assumes all outstanding liabilities and obligations of VeriSign under such contract.

     2.9  OPTION FOR NON-EXCLUSIVE RIGHTS OUTSIDE THE TERRITORY.  VSJ shall
          -----------------------------------------------------
have the right to request, and VSI agrees to consider on a case-by-case basis, an expansion of rights granted to VSJ pursuant to this Section 2 to countries outside the Territory on a non-exclusive basis.

3.   LICENSE AND OPERATIONS FEES
     ---------------------------

     3.1  LICENSE AND OPERATIONS FEES.  In consideration of the grant of the
          ---------------------------
licenses by VSI to VSJ and the operations support and maintenance under this Agreement, VSJ shall pay to VSI the following license and operations fees ("LICENSE AND OPERATIONS FEES"):
-----------------------------

          3.1.1 An annual License and Operations Fee, for the initial five (5) year period, in the following amounts shall be payable in equal quarterly installments due at the beginning of each calendar quarter, with the full amount for Year 1 and the initial installment for the second year due on the date of execution of this Agreement:

               Year 1 (Calendar Year 1996):  $150,000.00
               Year 2 (Calendar Year 1997):  $250,000.00
               Year 3 (Calendar Year 1998):  $350,000.00
               Year 4 (Calendar Year 1999):  $450,000.00
               Year 5 (Calendar Year 2000):  $450,000.00
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VeriSign, Inc.
License Agreement
Page 6


After payment of the amounts set forth above in this Section 3.1.1 for the initial five (5) year period, the annual License and Operations Fees shall be considered fully paid.

          3.1.2 A royalty in the amount of Twenty Percent (20%) of the End User Price for Public Certificates issued by VSJ or a Distributor in 1997 or 1998 and for each renewal thereof. Royalties for years after 1998 shall be as agreed between the parties.

          3.1.3 A royalty in the amount of Fifteen Percent (15%) of the End User Price for Private Certificates or Custom Public Certificates issued by VSJ or a Distributor in 1997 or 1998 and for each renewal thereof. Royalties for years after 1998 shall be as agreed between the parties.

          3.1.4 A royalty in the amount of Twenty Percent (20%) of the End User Price of all ECAS licenses by VSJ or a Distributor in 1997 or 1998. Royalties for years after 1998 shall be as agreed between the parties.

          3.1.5 A royalty in the amount of Fifteen Percent (15%) on all CPS consulting fees collected by VSJ for CPS consulting services provided by VSJ.

          3.1.6   License and Operation Fees or royalties provided in this
Section 3.1 may be reduced in order to maintain VSJ's competitiveness in the Territory by a joint determination by VSI and VSJ of the reasonableness of such
reduction.   VSJ may notify VSI of its request for such reduction.  Upon VSI's receipt of such request, the parties shall in good faith review the situation and discuss possible reduction of the License and Operation Fees or royalties.

     3.2  HARDWARE.  VSI will provide the Hardware to VSJ at the cost VSI pays
          --------
to BBN (or any other supplier of the Hardware), as such cost may change from time to time, plus twenty percent (20%) to cover shipping and handling ("HARDWARE FEES").
---------------

     3.3  TAXES.  In the event that the Japanese government imposes any income
          -----
taxes on any part of the License and Operations Fees and requires VSJ to withhold such tax from payments to VSI, VSJ shall withhold such tax from the payments and promptly furnish VSI with tax receipts issued by appropriate tax authorities so as to enable VSI to support a claim for credit against income taxes which may be paid by VSI. All taxes (other than such withheld Japanese income taxes), duties, fees and other governmental charges of any kind (including sales and use taxes, but excluding United States or California taxes based on the gross revenues or net income of VSI) which are imposed by or under the authority of any government or any political subdivision thereof on the License and Operations Fees or any aspect of this Agreement shall be borne by VSJ and shall not be considered a part of, a deduction from or an offset against, the License and Operations Fees.

     3.4  TERMS OF PAYMENT.  Annual License and Operations Fees pursuant to
          ----------------
Section 3.1.1 shall be payable in equal quarterly installments due at the beginning of each calendar quarter. Royalties due pursuant to Sections 3.1.2, 3.1.3, 3.1.4 and 3.1.5 shall accrue with respect to Certificates, ECAS licensed or otherwise distributed by VSJ or Distributors or CPS consulting fees upon the date of
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VeriSign, Inc.
License Agreement
Page 7

issuance for the Certificates, upon the date of invoice for ECAS, to an End User Customer or Distributor, and upon the date CPS consulting fees are collected by VSJ. Hardware Fees due pursuant to Section 3.2 shall accrue when VSJ receives an invoice from VSI. Such Royalties and Hardware Fees shall be paid by VSJ to VSI at VSI's address set forth above on or before the thirtieth (30th) day after the close of the calendar quarter during which the fees accrued.

     3.5  U.S. CURRENCY.  All payments hereunder shall be made in lawful United
          -------------
States currency. For payments received by VSJ in currencies other than United States currency, the amount of VSJ's License and Operations Fees to VSI shall be calculated using the closing TTS exchange rate published in The Wall Street
                                                            ---------------
Journal Western Edition on the last business day such journal is published in
-------
the calendar quarter immediately preceding the date of payment. To the extent the exchange rate of Japanese yen to U.S. dollars is greater or lesser than 112(Yen) to $1 U.S. at the time a payment amount for License and Operations Fees payable pursuant to Section 3.1.1 is to be calculated, VSI and VSJ agree to split on a fifty-fifty basis the difference between (a) the payment amount calculated at the exchange rate of 112(Yen) to $1 U.S. and (b) the payment amount calculated at the closing TTS exchange rate described in the previous sentence. The exchange rate adjustment set forth in the preceding sentence shall apply only to License and Operations Fees payable pursuant to Section
3.1.1 and not to royalties payable pursuant to Sections 3.1.2, 3.1.3, 3.1.4 or
3.1.5 or to Hardware Fees payable pursuant to Section 3.2.

     3.6  LICENSING REPORT.  A report in reasonably detailed form setting forth
          ----------------
the calculation of royalties due from VSJ pursuant to Sections 3.1.2, 3.1.3,
3.1.4 and 3.1.5 and signed by a responsible officer of VSJ shall be delivered to VSI on or before the thirtieth (30th) day after the close of each calendar quarter during the term of this Agreement, regardless of whether royalty payments are then required to be made pursuant to Sections 3.1.2, 3.1.3, 3.1.4 or 3.1.5. The report shall include, at a minimum, the following information (if applicable to the calculation of such royalties) with respect to the relevant quarter: (i) the total number of Certificates issued and renewed (indicating the number of Public and Private Certificates); (ii) the total End User Price for Certificates, ECAS invoiced to Distributors and End User Customers; (iii) total royalties accrued; (iv) total CPS consulting fees collected by VSJ; and (v) such other information as reasonably requested by VSI.

     3.7  AUDIT RIGHTS.  VSI shall have the right, at its sole cost and
          ------------
expense, to conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of VSJ to verify the number of Certificates, and copies/units of ECAS, licensed or otherwise distributed by VSJ and Distributors and the End User Price therefor. If such amounts are found to be different than those reported, or the License and Operations Fees and royalties accrued are different than those reported, VSJ will be invoiced or credited for the difference, as applicable. Any additional License and Operations Fees and royalties shall be payable within thirty (30) days of such invoice. If the deficiency in License and Operations Fees and royalties paid by VSJ is greater than five percent (5%) of the License and Operations Fees and royalties reported by VSJ for any quarter, VSJ will pay the reasonable expenses associated with such audit, in addition to the deficiency.
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VeriSign, Inc.
License Agreement
Page 8


4.   OPERATIONS SUPPORT AND MAINTENANCE
     ----------------------------------

     4.1  MAINTENANCE.  VSI shall provide maintenance for the VSI Software as
          -----------
set forth in Section 4.3 for no charge in addition to the annual License and Operations Fees. VSI shall use reasonable efforts to cause BBN to provide maintenance for the Hardware, and VSI shall liaise with BBN in relation to maintenance on behalf of VSJ. VSI may cease to offer maintenance for any version of any VSI Software by notice delivered to VSJ ninety (90) days before such cessation if VSI generally ceases to offer maintenance to its licensees of the same version or product. The limited warranty in Section 7.1 shall not affect VSI's maintenance obligations under this Section 4.

     4.2  ADDITIONAL CHARGES.  In the event VSI is required to take actions to
          ------------------
correct a difficulty or defect which is traced to VSJ errors, modifications, enhancements, software or hardware, then VSJ shall pay to VSI its time and materials charges at VSI's rates then in effect. In the event VSI's personnel must travel to perform maintenance or on-site support, VSJ shall reimburse VSI for any reasonable out-of-pocket expenses incurred, including travel to and from VSJ's sites, lodging, meals and shipping, as may be necessary in connection with duties performed under this Section 4 by VSI.

     4.3  OPERATIONS MAINTENANCE AND SUPPORT PROVIDED BY VSI.  For all portions
          --------------------------------------------------
of the VSI Software as to which maintenance is in effect, VSI will provide VSJ with the following services:

          4.3.1 On VSJ's request, VSI shall provide in writing within a reasonable time the names of personnel assigned to give general support to VSJ as provided in this Section 4.3. On VSI's request, VSJ will provide a list with the names of the employees designated to receive support from VSI. Either party may change the names on such lists at any time by providing written notice to the other party.

          4.3.2 VSI will provide telephone support to VSJ during VSI's normal business hours. VSI shall provide the support specified in this Section 4.3.2 to VSJ's employees responsible for developing Bundled Products, maintaining Bundled Products, and providing support to End User Customers.

          4.3.3 VSI shall inform VSJ in writing of current and impending changes in the area of technology relevant to a particular support request by VSJ. VSI will also notify VSJ within a reasonable time of impending actions by VSI that VSI has reason to believe will have a direct impact on VSJ's activities.

          4.3.4 In the event VSJ discovers an error in the VSI Software which causes the VSI Software not to operate in material conformance to VSI's published specifications therefor, VSJ shall submit to VSI a written report describing such error in sufficient detail to permit VSI to reproduce such error. Upon receipt of any such written report, VSI will use its reasonable business judgment to classify a reported error as either: (i) a "Level 1 Severity" error, meaning an error that causes the VSI Software to fail to operate in a material manner or to produce materially incorrect results and for which there is no workaround or only a difficult workaround; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the VSI Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the VSI Software suffers no material impact. VSI will
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VeriSign, Inc.
License Agreement
Page 9

acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to VSJ as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the VSI Software.

          4.3.5 Nothing contained in this Agreement shall obligate VSI to provide, or to incur any cost or expense associated with, the start-up costs for databases, porting of software code, or other cryptography not included in the Licensed Products, the responsibility for all of which shall remain with VSJ at its sole cost and expense unless otherwise agreed by VSI and VSJ, or to the extent provided in Section 2.6.


     4.4  TRAINING. At VSJ's request, VSI will provide the training specified in
          --------
this Section 4.4 to VSJ employees at VSI's facilities. Training will be in the areas of Private Label services engineering, operations, sales and marketing. In order to meet VSJ's local needs, VSJ may, upon reasonable written notice, propose a reasonable number of personnel to participate in training specified in this Section 4.4. Based on availability of resources, VSI in its sole discretion shall have the right to determine the number of VSJ personnel accepted to participate in training at a particular time. To the extent VSJ personnel are provided pursuant to this section, such personnel shall be provided solely at VSJ's cost, and, upon request, VSJ shall provide evidence of satisfaction of all state and federal employment and immigration laws and worker compensation requirements in connection with such personnel. VSJ may request VSI's assistance in obtaining such evidence. Such personnel shall execute confidentiality agreements as VSI shall reasonably request and shall agree to abide by all reasonable VSI visitor regulations. VSJ understands that VSI operates a secure facility and that there are portions of such facility that VSJ's personnel will not be permitted to enter. In the event that VSI determines that any of VSJ's personnel has, without legitimate excuse, breached a VSI visitor regulation, VSI shall advise VSJ of such breach, and VSJ shall immediately cause such person to be removed from VSI's facility, and may provide a replacement.

     4.5  NOTIFICATION OF ERRORS.  VSI shall notify VSJ of any errors in the
          ----------------------
VSI Software of which VSI becomes aware on the same basis as it generally so notifies its other licensees of the VSI Software.

     4.6  SUPPORT OF CERTIFICATE DIRECTORIES AND CRLS.  VSI will establish a
          -------------------------------------------
support mechanism of Certificate directories and CRLs (Certificate Revocation
List) to maintain a global infrastructure for the Public Certificates. VSI will also use reasonable efforts to cause its insurer to cover Public Certificates issued by or under authority of VSJ under its general liability insurance policy maintained in the United States of America.

5.   MASTER COPY
     -----------

     As soon as practicable, VSI shall deliver to VSJ one (1) copy of each of the Root Keys, the VSI Object Code, and the User Manual.
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VeriSign, Inc.
License Agreement
Page 10

6.   ADDITIONAL OBLIGATIONS OF VSJ
     -----------------------------

     6.1  BUNDLED PRODUCT MARKETING.  VSJ is authorized to represent to
          -------------------------
Distributors and End User Customers only such facts about the Hardware and Licensed Products as VSI states in its published product descriptions, advertising and promotional materials or as may be stated in other non-confidential written material furnished by VSI. VSJ agrees to concentrate its marketing and sales efforts in the Territory and not to solicit actively any sales of VSI Object Code and Bundled Products outside the Territory.

     6.2  CUSTOMER SUPPORT.  VSJ shall, at its expense, provide all support for
          ----------------
the Bundled Products, VSI Object Code and Hardware to Distributors and End User Customers.

     6.3  PROTECTION OF ROOT KEYS.  VSJ shall, at its expense, provide proper
          -----------------------
storage for the Root Keys in CIS Hardware or other secure hardware approved by VSI.
6.3

     6.4  LICENSE AGREEMENTS.  VSJ shall cause to be delivered to each
          ------------------
Distributor and End User Customer a license agreement which shall contain, at a minimum, substantially all of the limitations of rights and the protections for VSI which are contained in Sections 2.2, 6.5.2, 7.2, 7.3 and 9.8 of this Agreement and shall prohibit Distributors and End User Customers pursuant to written agreements from modifying, reverse engineering, decompiling or disassembling the VSI Object Code or any part thereof. VSJ shall use commercially reasonable efforts to ensure that all Distributors and End User Customers abide by the terms of such agreements, and shall indemnify VSI for damages arising out of any failure by a Distributor or End User Customer to comply with the Sections of the Agreement enumerated in this Section. VSJ shall prepare a Translated Version of such license agreement and of the CPS for use in the Territory. VSJ shall be responsible for ensuring that the Japanese language versions accurately convey the provisions of the English language versions thereof.

VeriSign, Inc.
License Agreement
Page 11

     6.5  CONFIDENTIALITY; PROPRIETARY RIGHTS.
          -----------------------------------

          6.5.1 Each party acknowledges that in the performance of its respective duties under this Agreement, each may disclose to the other its confidential and proprietary know-how, technology, techniques or marketing plans, and, in the case of VSI, the Root Keys (collectively, the "PROPRIETARY
                                                                  -----------
INFORMATION").  Each party agrees to hold the other's Proprietary Information
-----------
within its own organization and shall not, without specific written consent of the other party or as expressly authorized herein, utilize in any manner, publish, communicate or disclose any part of the Proprietary Information to third parties. This Section 6.4.1 shall impose no obligation on a party with respect to any Proprietary Information (other than the Root Keys) which such party can establish: (i) at the time of disclosure in writing is not marked or stamped with a legend identifying it as "Company Private," "Proprietary," "Confidential" or a similar legend; (ii) is in the public domain at the time disclosed by the other party; (iii) enters the public domain after disclosure other than by breach of the receiving party's obligations hereunder; (iv) is known by the receiving party prior to its receipt from the other party; (v) is independently developed by the receiving party without breach of this Agreement; or (vi) is disclosed pursuant to a requirement of a court, governmental agency, law or regulation, provided that the receiving party gives the other party prior notice of such disclosure.

          6.5.2 VSJ agrees not to remove or destroy any proprietary, trademark or copyright markings or confidentiality legends placed upon or contained within the Root Keys, VSI Object Code, User Manuals or any related materials or
documentation.  VSJ further agrees to insert and maintain:   (i) within every
Bundled Product and any related materials or documentation a copyright notice in the name of VSJ and the name of VSI; (ii) within every copy of the VSI Object Code and the User Manual a copyright notice in the name of VSJ and the name of VSI; and (iii) within the splash screens, user documentation, printed product collateral, product packaging and advertisements for the Bundled Product a statement that the Bundled Product contains the Root Keys or VSI Software, as applicable. VSJ shall cease to use the markings, or any similar markings, in any manner on the termination of the license rights granted pursuant to Section 2.

          6.5.3 The placement of a copyright notice on any of the VSI Software shall not constitute publication or otherwise impair the confidential or trade secret nature of the VSI Software.

          6.5.4 Each party acknowledges that the restrictions contained in this Section 6.5 are reasonable and necessary to protect their legitimate interests and that any violation of these restrictions will cause irreparable damage to them within a short period of time, and each party agrees that the other party will be entitled to injunctive relief against each violation. Each party further agrees that all confidentiality commitments hereunder shall survive the expiration or termination for any reason of the license rights granted pursuant to Section 2.

     6.6  DELIVERY OF TRANSLATED VERSION TO VSI.  Immediately upon completion
          -------------------------------------
of any translation, VSJ will deliver to VSI one (1) complete copy of the Translated Version.

VeriSign, Inc.
License Agreement
Page 12

     6.7  GOVERNMENT SUBLICENSE.  If VSJ proposes to grant or grants any
          ---------------------
sublicense of any Licensed Products to any government entity, VSJ shall notify VSI and comply with VSI's reasonable requirements.

     6.8  NOTICES.  VSJ shall immediately advise VSI of any legal notices
          -------
served on VSJ which might affect VSI, the Root Keys, the VSI Software or any Bundled Products.

     6.9  INDEMNITY.  VSJ EXPRESSLY INDEMNIFIES AND HOLDS HARMLESS VSI, ITS
          ---------
SUBSIDIARIES, AGENTS AND AFFILIATES FROM: (i) ANY AND ALL LIABILITY OF ANY KIND OR NATURE WHATSOEVER TO VSJ'S END USER CUSTOMERS, DISTRIBUTORS AND THIRD PARTIES WHICH MAY ARISE FROM ACTS OF VSJ, INCLUDING ANY DISCREPANCIES BETWEEN THE ENGLISH LANGUAGE VERSION AND A TRANSLATED VERSION, OR FROM THE LICENSE OF BUNDLED PRODUCTS OR VSI OBJECT CODE BY VSJ OR ANY DOCUMENTATION, SERVICES OR ANY OTHER ITEM FURNISHED BY VSJ TO ITS END USER CUSTOMERS OR DISTRIBUTORS (OTHER THAN LIABILITY ARISING FROM THE UNMODIFIED VSI SOFTWARE); AND (ii) ANY LIABILITY ARISING IN CONNECTION WITH AN UNAUTHORIZED REPRESENTATION OR ANY MISREPRESENTATION OF FACT MADE BY VSJ OR ITS AGENTS, EMPLOYEES OR DISTRIBUTORS TO ANY PARTY WITH RESPECT TO THE VSI SOFTWARE OR ANY BUNDLED PRODUCTS.

7.   LIMITED WARRANTY; DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY;
     --------------------------------------------------------------------
     INTELLECTUAL PROPERTY INDEMNITIES
     ---------------------------------

     7.1  LIMITED WARRANTY.  During the initial one (1)-year period of this
          ----------------
Agreement, VSI warrants that the VSI Software will operate in material conformance to VSI's published specifications for such VSI Software. VSI does not warrant that the VSI Software or any portion thereof are error-free. VSJ's exclusive remedy, and VSI's entire liability in tort, contract or otherwise for any warranted nonconformity under this Section 7.1, shall be correction of any warranted nonconformity as provided in Section 4.3.2. This limited warranty and any obligations of VSI under Section 4.1 shall not apply to any VSJ Modifications or any nonconformities caused thereby.

     7.2  DISCLAIMER.  EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN
          ----------
SECTION 7.1, THE LICENSED PRODUCTS ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. EXCEPT FOR THE PASS-THROUGH WARRANTIES PROVIDED IN SECTION 2.5, IF ANY, THE HARDWARE IS PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. VSI DISCLAIMS ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. VSI DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN VSJ WITH RESPECT TO THE LICENSED PRODUCTS AND THE HARDWARE. VSJ SHALL NOT, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT ITS AGENTS AND EMPLOYEES DO NOT, MAKE

VeriSign, Inc.
License Agreement
Page 13

OR PASS THROUGH ANY SUCH WARRANTY ON BEHALF OF VSI TO ANY DISTRIBUTOR, END USER CUSTOMER OR OTHER THIRD PARTY.

     7.3  LIMITATION OF LIABILITY.  EXCEPT WITH RESPECT TO VSI'S OBLIGATIONS
          -----------------------
UNDER SECTION 7.4, IN NO EVENT WILL VSI BE LIABLE TO VSJ (OR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM VSJ) FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION, EVEN IF VSI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. VSI'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL NOT EXCEED THE CUMULATIVE AMOUNT OF LICENSE AND OPERATION FEES PAID BY VSJ, REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE.

     7.4  PROPRIETARY RIGHTS INFRINGEMENT BY VSI.
          --------------------------------------

          7.4.1 Subject to the limitations set forth in this Section 7.4, VSI, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against VSJ on the basis of infringement of any Japanese patent, copyright, trade secret or other intellectual property right by the unmodified Licensed Products as delivered by VSI (excluding the VSJ Modifications); and
(ii) pay any final judgment entered or settlement against VSJ on such issue in any such suit or proceeding defended by VSI. The maximum aggregate amount of judgments and settlements payable by VSI pursuant to this Section 7.4.1 shall be limited to the cumulative amount of License and Operations Fees paid by VSJ.
VSI shall have no obligation to VSJ pursuant to this Section 7.4.1 unless: (A) VSJ gives VSI prompt written notice of the claim; (B) VSI is given the right to control and direct the investigation, preparation, defense and settlement of the claim; and (C) the claim is based on VSJ's use, at the time of its distribution, of the most recent version or the immediately preceding version of the unmodified Licensed Products in accordance with this Agreement.

          7.4.2   If VSI receives notice of an alleged infringement described in
Section 7.4.1, VSI shall have the right, at its sole option, (i) to obtain the right to continue use of the Licensed Products; (ii) to replace or modify the Licensed Products so that they are no longer infringing; or (iii) to terminate the license rights granted pursuant to Section 2 of this Agreement as to the affected Licensed Products.

          7.4.3 THE RIGHTS AND REMEDIES SET FORTH IN SECTION 7.4.1 CONSTITUTE THE ENTIRE OBLIGATION OF VSI AND THE EXCLUSIVE REMEDY OF VSJ CONCERNING PROPRIETARY RIGHTS INFRINGEMENT BY THE LICENSED PRODUCTS OR THE HARDWARE.

VeriSign, Inc.
License Agreement
Page 14

     7.5  PROPRIETARY RIGHTS INFRINGEMENT BY VSJ.
          --------------------------------------

          7.5.1 Subject to the limitations set forth in this Section 7.5, VSJ, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against VSI on the basis of infringement of any Japanese patent, copyright or trade secret by any Bundled Product (except to the extent arising from the unmodified License Products) or the VSJ Modifications; and (ii) pay any final judgment entered or settlement against VSI on such issue in any such suit or proceeding defended by VSJ. The maximum aggregate amount of judgments and settlements payable by VSJ pursuant to this Section 7.5.1 shall be limited to the cumulative amount of License and Operations Fees paid by VSJ. VSJ shall have no obligation to VSI pursuant to this Section 7.5.1 unless: (A) VSI gives VSJ prompt written notice of the claim; and (B) VSJ is given the right to control and direct the investigation, preparation, defense and settlement of the claim.

          7.5.2 THE RIGHTS AND REMEDIES SET FORTH IN SECTION 7.5.1 CONSTITUTE THE ENTIRE OBLIGATION OF VSJ AND THE EXCLUSIVE REMEDIES OF VSI CONCERNING VSJ'S PROPRIETARY RIGHTS INFRINGEMENT.

8.   TERM AND TERMINATION
     --------------------

     8.1  TERM.  The license rights granted pursuant to Section 2 shall be
          ----
effective as of the date hereof and shall continue in full force and effect during the existence of VSJ unless and until terminated pursuant to the terms of this Agreement. VSI shall be entitled to terminate all the license rights granted pursuant to this Agreement at any time on written notice to VSJ in the event of a default by VSJ and a failure to cure such default within a period of one hundred twenty (120) days following receipt of written notice specifying that a default has occurred or, if any such default is incapable of being cured within such period, a failure within such one-hundred-twenty (120)-day period to commence and diligently pursue a cure; provided, however, that in no event shall a defaulting party have more than one hundred eighty (180) days after receipt of written notice of a default to cure such default. In addition, VSI shall have the right to terminate the trademark license rights granted pursuant to Section
2.3 of this Agreement at any time with thirty (30) days' written notice to VSJ if VSI's ownership of the outstanding shares of VSJ's capital stock (calculated on a fully diluted basis after giving effect to the exercise of all options, warrants or other rights to purchase shares of VSJ's capital stock and the conversion of all securities convertible into shares of VSJ's capital stock) has become less than or equal to fifty percent (50%).

     8.2  INSOLVENCY.  In the event that VSJ is adjudged insolvent or bankrupt,
          ----------
or upon the institution of any proceedings by or against VSJ seeking relief, reorganization or arrangement under any laws relating to insolvency, or upon any assignment for the benefit of creditors, or upon the appointment of a receiver, liquidator or trustee of any of VSJ's property or assets, or upon the liquidation, dissolution or winding up of VSJ's business, then and in any such events all the license rights granted pursuant to this Agreement may immediately be terminated by VSI upon giving written notice.

VeriSign, Inc.
License Agreement
Page 15

     8.3  DISPOSITION OF LICENSED PRODUCTS AND USER MANUALS ON TERMINATION.
          ----------------------------------------------------------------
Upon the expiration or termination pursuant to this Section 8 of the license rights granted pursuant to Section 2, the remaining provisions of this Agreement shall remain in full force and effect, and VSJ shall cease making copies of, using or licensing the Licensed Products and Bundled Products, except as provided in the next sentence. Unless the termination pursuant to this Section 8 of the license rights granted pursuant to Section 2 was caused by a default based on breach of the confidentiality obligations of Section 6.4.1, VSJ shall have the right for ninety (90) days thereafter to make the number of copies of Bundled Products and VSI Object Code as are necessary to fill orders placed with VSJ prior to such termination. VSJ shall destroy all tangible and machine-readable copies of the Licensed Products and Bundled Products not covered by the preceding sentence nor subject to any then-effective license agreement with an End User Customer and all information and documentation provided by VSI to VSJ (including all Proprietary Information), other than such copies of the VSI Object Code, the User Manual and the Bundled Products as are necessary to enable VSJ to perform its continuing support obligations in accordance with Section 6.2, if any.

     8.4  USE OF TRADE NAME ON TERMINATION.  Upon the expiration or termination
          --------------------------------
for any reason pursuant to this Section 8 of the license rights granted pursuant to Section 2, VSJ shall remove "VeriSign" and its Japanese transliteration from its trade name and cease all use of same.

9.   MISCELLANEOUS PROVISIONS
     ------------------------

     9.1  GOVERNING LAWS.  IT IS THE INTENTION OF THE PARTIES HERETO THAT THE
          --------------
INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO. THE PARTIES AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT. THE PARTIES HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES HERETO SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF SANTA CLARA, CALIFORNIA, U.S.A. EACH PARTY HEREBY AGREES THAT SUCH COURTS SHALL HAVE EXCLUSIVE IN PERSONAM
                                                          -----------
JURISDICTION AND VENUE WITH RESPECT TO SUCH PARTY, AND EACH PARTY HEREBY SUBMITS TO THE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE OF SUCH COURTS.
                 -----------

     9.2  BINDING UPON SUCCESSORS AND ASSIGNS.  Except as otherwise provided
          -----------------------------------
herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto; provided, however, that this Agreement shall not be assignable by VSJ, by operation of law or otherwise, without the prior written consent of VSI, which shall not be unreasonably withheld except that VSI's consent shall not be required (if VSI is given notice within thirty (30) days after such assignment) for an assignment of this

VeriSign, Inc.
License Agreement
Page 16

Agreement resulting from a merger, reorganization, reincorporation or other acquisition of VSJ in which VSI remains the owner of an amount in excess of fifty percent (50%) of the resulting entity. Any purported assignment or delegation in violation of this Section shall be void and of no effect.

     9.3  SEVERABILITY.  If any provision of this Agreement, or the application
          ------------
thereof, shall for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

     9.4  ENTIRE AGREEMENT.  This Agreement and the exhibits and schedules
          ----------------
hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings between the parties.

     9.5  AMENDMENT AND WAIVERS.  Any term or provision of this Agreement may
          ---------------------
be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound thereby.

     9.6  ATTORNEYS' FEES.  Should suit be brought to enforce or interpret any
          ---------------
part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal).

     9.7  NOTICES.  Whenever any party hereto desires or is required to give
          -------
any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

       VSI:                   To the address set forth on page 1

       If to VSI,
       with a copy to: Timothy Tomlinson, Esq.
                              Tomlinson Zisko Morosoli & Maser LLP
                              200 Page Mill Road, Second Floor
                              Palo Alto, California  94306

       VSJ:                   To the address set forth on page 1

     Such communications shall be effective when they are received by the addressee thereof; but if sent by certified or registered mail in the manner set forth above, they shall be effective ten (10) days

VeriSign, Inc.
License Agreement
Page 17

after being deposited in the mail. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

     9.8  FOREIGN RESHIPMENT LIABILITY.  THIS AGREEMENT IS EXPRESSLY MADE
          ----------------------------
SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF THE VSI SOFTWARE OR BUNDLED PRODUCTS OR OF INFORMATION ABOUT SUCH VSI SOFTWARE OR BUNDLED PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

VSJ:

VERISIGN JAPAN, KK               VERISIGN, INC.


By: /s/ Koji Kodama                     By: /s/ Stratton Sclavos
   --------------------------------        -------------------------------
Printed Name: Koji Kodama               Printed Name: Stratton Sclavos
             ----------------------                  ---------------------
Title: President and Representative     Title:  CEO
      -----------------------------           ----------------------------
        Director
      -----------------------------

                                   EXHIBIT A
                                  DEFINITIONS


     10. "BUNDLED PRODUCTS" means one or more of the VSJ Products which has been or will be developed by VSJ and in which a Root Key has been or will be embedded or with which VSI Object Code has been or will be bundled.

     11. "CERTIFICATES" means Public Certificates and Private Certificates, collectively.

     12. "CERTIFICATION AUTHORITY" OR "CA" means VSI and any entity, group, division, department, unit for office which is Certified by VSI to, and has accepted responsibility to, issue certificates to specified subscribers in a Hierarchy in accordance with the CPS or a Protocol.

     13. "CERTIFICATION PRACTICE STATEMENT" OR "CPS" means the VeriSign specification of policies, procedures and resources to control the entire Certificate process and transactional use of Certificates within a VeriSign Public Hierarchy.

     14. "CIS" means VSI's proprietary software product known as "Certificate Issuing System" included in the VSI Software, the description of which is included in Exhibit D.

     15. "CSC CIS" means an enhanced version of the CIS software used internally by VSI to manage certificate services which is not licensed or sold to customers.

     16. "CUSTOM PUBLIC CERTIFICATE" means a Public Certificate which is issued under a brand name of an End User Customer or under both VeriSign's name and an End User Customer's name.

     17. "DISTRIBUTOR" means a dealer or distributor in the business of reselling or sublicensing Products in the Territory and for use in the Territory by virtue of authority of VSJ.

     18. "ECAS" means VSI's proprietary software product known as the "Electronic Commerce Authentication System" included in the VSI Software, the description of which is included in Exhibit D.

     19. "END USER CUSTOMER" means a person or entity purchasing or sublicensing Products from VSJ or a Distributor solely for personal or internal use in the Territory and without right to sublicense, assign or otherwise transfer such Products to any other person or entity.

     20. "END USER PRICE" means standard price (as listed in VSJ's published price schedule on the date of the grant of the license or the sale in questions) for such Certificates or ECAS. Alternatively, End User Price may mean the actual price VSJ charges to an End User Customer to which VSJ has agreed to provide a discount from the standard price. With respect to Certificates or ECAS which are licensed or otherwise distributed by VSJ or a Distributor as part of a larger group of products or as an integral part of another product, a license fee shall be due as set forth above as though the Certificate or ECAS had been licensed or distributed separately at the standard End User Price by VSJ or such Distributor; provided, however, that if the amount invoiced for the Certificates or ECAS when licensed or distributed in this manner is more than five percent (5%) below the standard End User Price for the

VeriSign, Inc.
License Agreement
Page 19

Certificates or ECAS, then the End User Price relating to such invoice shall be deemed to be no less than ninety-five percent (95%) of the standard End User Price, notwithstanding the actual amount of the invoice.

     21.  "HARDWARE" means the CIS Hardware described in Exhibit B.

     22. "HIERARCHY" means a domain consisting of a system of chained Certificates leading from the Primary Certification Authority through one or more Certification Authorities to Subscribers.

     23. "INTELLECTUAL PROPERTY RIGHT" means any and all copyrights, moral rights, trademark rights, patent rights, and other intellectual and proprietary rights, title and interests, worldwide.

     24. "LICENSED PRODUCTS" means the Root Keys and the VSI Software, collectively.

     25. "PRIMARY CERTIFICATION AUTHORITY" OR "PCA" means an entity that establishes policies for all Certification Authorities and Subscribers within its domain.

     26. "PRIVATE CERTIFICATE" means a collection of electronic data used to identify the owner in a Private Hierarchy.

     27.  "PRIVATE HIERARCHY" means a domain consisting of a chained
Certificate hierarchy which is entirely self-contained within an organization or network and not designed to be interoperable with or intended to interact through public channels with any external organizations, networks, and Public Hierarchies.

     28. "PRIVATE LABEL CERTIFICATE SYSTEM" means a system for issuance and use of Private Certificates in a Private Hierarchy in accordance with a Protocol specified by the entity responsible for the Private Hierarchy.

     29.  "PRODUCTS" means the Hardware, Bundled Products and VSI Object Code.

     30. "PROTOCOL" means a specification of policies, procedures and resources to control the entire Certificate process and transactional use of Certificates within a Private Hierarchy.

     31. "PUBLIC CERTIFICATE" means a collection of electronic data used to identify the owner in a Public Hierarchy.

     32. "PUBLIC HIERARCHY" means a domain consisting of a system of chained Certificates leading from VSI as the Primary Certification Authority through one or more Certification Authorities to Subscribers in accordance with the VeriSign Certification Practice Statement. Certificates issued in a Public Hierarchy are intended to be interoperable among organizations, allowing Subscribers to interact through public channels with various individuals, organizations, and networks.

VeriSign, Inc.
License Agreement
Page 20

     33.  "ROOT KEYS" means the root keys listed in Exhibit C.

     34. "SUBSCRIBER" means an individual, a device or a role/office that has requested a Certifier to issue him, her or it a Certificate.

     35.  "TERRITORY" means the country of Japan.

     36. "TRANSLATED VERSION" means a version of the VSI Object Code, the User Manual, license agreements, or the CPS created by translating the English version into the Japanese language through the efforts of employees or agents of VSJ.

     37. "USER MANUAL" means the most current version of one or more user manuals customarily supplied by VSI to end users who license the VSI Software.

     38.  "VSJ PRODUCT" means any product developed by VSJ into which a Root
Key is to be embedded, or with which VSI Object Code is to be bundled, to create a Bundled Product.

     39. "VSJ MODIFICATIONS" means all modifications, improvements and enhancements to the VSI Software created by VSJ pursuant to this Agreement.

     40. "VSI OBJECT CODE" means the VSI Software in machine-readable, compiled object code form.

     41. "VSI SOFTWARE" means VSI proprietary software products listed on Exhibit C. "VSI Software" shall also include all annual updates to such software products provided by VSI generally to its distributors or customers of such software products and all modifications to such software made at VSJ's request to accommodate VSJ's local needs pursuant to Section 2.6 of this Agreement.

VeriSign, Inc.
License Agreement
Page 21



                                   EXHIBIT B

                                    Hardware


CIS Hardware        Secure Certificate Signing Unit (CSU) hardware
                    provided by BBN

Datakey Reader(s)   Used for Co-Signing business

                                   EXHIBIT C

                                   Root Keys


Commercial Hierarchy Root Key

Secure Server Hierarchy Root Key

Low Assurance Hierarchy Root Key

Personal Root Key

VeriSign Class 1 Assurance Root Key

VeriSign Class 2 Assurance Root Key

VeriSign Class 3 Assurance Root Key

VeriSign Class 4 Assurance Root Key

                                   EXHIBIT D

                                  VSI Software


CIS Certificate Issuing Software including the user interface and management of the CIS hardware and certificate database.

CSC CIS An enhanced version of the CIS software used internally by VSI to manage certificate services which is not licensed or sold to customers.

Persona Responder   Automatic, anonymous certificate issuing for Internet user's testing and play.

Co-Issuer Tool      Software that allows co-issuer customers to preview
                    certificate requests and forward them to VSI.

WinSign Software utility under development that provides for a digital signature creation and verification capability in the Windows environment.

ECAS Electronic Commerce Authentication System including user interface, customer management and certificate management software.

VeriSign, Inc.
License Agreement
Page 24



                                  EXHIBIT "E"
                              TRANSLATED VERSIONS


42.. ASSIGNMENT OF RIGHTS IN TRANSLATED VERSIONS. VSJ assigns and transfers exclusively to VSI, its successors and assigns, all Intellectual Property Rights VSJ may now or hereafter have in all Translated Versions, and all portions and copies thereof in any form, including, without limitation, each of the following rights, to the full extent permitted under applicable law:

     42.1. COPYRIGHT: The entire copyright in any Translated Version, whether vested, contingent or future, including without limitation all economic rights and all exclusive rights to use any Translated Version, subject to the rights granted in Sections 2.1.2, 2.1.3, 2.1.4 or 2.1.5 of this Agreement.

     42.2. PATENT, DESIGN, TRADEMARK RIGHTS: All rights in and to any inventions, designs, and marks embodied in any Translated Version, including without limitation all utility and design patent rights and equivalent rights in and to such inventions and design rights, and all trademark and service mark rights. VSJ also assigns and transfers to VSI all right, title, and interest in and to any documents, magnetically or optically encoded media, and other materials created by VSJ in connection with a Translated Version.

     42.3 OTHER RIGHTS: All rights of action and all other rights of whatever nature in and to Translated Version, whether now known or in the future created, to which VSJ is now or may at any time after the date of this Agreement be entitled in any portion of any Translated Version under applicable law, to hold to VSI, its successors and assigns absolutely. VSJ will not take any action, whether judicial or otherwise, that has the purpose or effect of challenging or diminishing the rights of VSI or its successors or assigns in any Translated Version as described herein.

     42.4 APPLICATIONS, RENEWALS, FURTHER ASSIGNMENTS AND TRANSFERS: The rights assigned, transferred, and licensed to VSI hereunder shall include (i) the exclusive right to make and secure applications and registration, (ii) the exclusive exercise of such rights for the unlimited, entire period of such rights throughout the world, (iii) the exclusive right to renewals, reversions, and extension of such rights, and (iv) the exclusive right to authorize, transfer, license, sublicense, deal in, dispose of, and assign others to own or exercise such rights, title and interests. Without limitation, VSJ acknowledges that all rights of every kind and nature whatsoever in a Translated Version may be assigned by VSI to such other successors and assigns as it sees fit, subject to the rights granted in Sections 2.1.2, 2.1.3, 2.1.4 or 2.1.5 of this Agreement.

43.. EXCLUSIVE WORLDWIDE LICENSE. In the event that, by operation of law, VSJ is deemed to have retained rights in any portion of a Translated Version, VSJ grants to VSI, its successors and assigns, an exclusive, irrevocable, worldwide, paid-up license to use the Translated Versions, and all inventions, designs, and marks embodied therein.

VeriSign, Inc.
License Agreement
Page 25


44.. AGREEMENT NOT TO USE TRANSLATED VERSIONS. VSJ acknowledges that VSI has expended substantial time, financial, and human resources in designing and developing the VSI Software, User Manual and the CPS, that the majority of the Translated Versions shall consist of work created by VSI, and that components prepared by VSJ shall comprise only a limited and inseparable portion of the Translated Versions. Accordingly, VSJ acknowledges and agrees that VSJ and its employees, subcontractors, and other representatives have no right to, and will not, directly or indirectly, use any Translated Version in any way, except as explicitly provided in this Agreement or as otherwise agreed in writing by VSI. Likewise, VSJ agrees not to make any application or registration for any Intellectual Property Right in any Translated Version or in VSI Software, the User Manual or the CPS.

45.. REPRESENTATIONS AND WARRANTIES. VSJ represents and warrants to VSI that:

     45.1 NO INFRINGEMENT. Translated Versions, as delivered by VSJ to VSI pursuant to Section 6.6 of this Agreement do not and will not infringe any Intellectual Property Right held by any third party, except to extent the unmodified VSI Object Code or User Manual or license agreement or CPS provided to VSJ by VSI so infringes.

     45.2 QUALITY OF TRANSLATION. The translation shall be performed in a professional manner, shall be of a high quality and shall be free from known "bugs," computer viruses, and other material errors or destructive elements.

     45.3 ALL NECESSARY RIGHTS. VSJ has all necessary rights, or at its sole expense shall have secured in writing all transfers of rights and other consents necessary to make the assignments, licenses and other transfers of Intellectual Property Rights in the Translated Versions and the warranties set forth in this Exhibit "E", and for VSI and its successors and assigns exclusively to own and exercise all Intellectual Property Rights in Translated Versions as provided in this Agreement. Without limitation, VSJ shall secure all necessary written agreements, consents and transfers of rights from VSJ employees and other persons whose services are used for the translation, including a written agreement with employees that all works created under this Agreement (including Translated Versions) fall within the scope of their employment duties, and that all Intellectual Property Rights in such works vest in VSJ as the employer and are fully transferable.

     45.4 WAIVER OF MORAL RIGHTS. VSJ and all employees creating work under this Agreement, and other persons who may have claims of moral rights in any part of a Translated Version have agreed that: (i) they shall have no objection to publication and use of the work in the manner described in this Agreement;
(ii) they shall remain anonymous authors; (iii) VSI and its successors and assigns may make future modifications and adaptations to the work, and may make disclosure and disposal of the work (and any modifications or adaptations thereof) in the manner that VSI or its successors or assigns see fit; and (iv) their remuneration for such works is adequate and reasonable.

VeriSign, Inc.
License Agreement
Page 26

46.. LIMITATIONS OF LIABILITY.

     46.1 LIMITATIONS. VSI shall have no obligation under any provision of this Agreement with respect to any (i) warranty claim, (ii) maintenance obligation, or (iii) claim of infringement of copyright, trade secret, or other intellectual property right, if any such claim or obligation results from the creation of a Translated Version by VSJ or its employees or agents except to the extent the unmodified VSI Object Code or the User Manual or license agreement or CPS provided to VSJ by VSI creates such obligation or claim.

     46.2 INDEMNIFICATION. VSJ agrees to indemnify and hold VSI harmless from any and all loss, liability, claims, and damages based on or relating to a Translated Version (including without limitation, as a result of any claim that a Translated Version infringes a patent, copyright trade secret or other intellectual property right of any third party), VSJ's manufacturing, marketing or distribution of a Translated Version, and any services offered or provided by VSJ in connection with a Translated Version, unless such liability, claim or damage arises out of the unmodified VSI Object Code or the User Manual or license agreement or CPS provided to VSJ by VSI.